UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2017
LEIDOS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33072	20-3562868
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Nos.)

11951 Freedom Drive, Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)
Registrants’ telephone number, including area code: (571) 526-6000
N/A
(Former names or former addresses if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Leidos Holdings, Inc. was held on May 12, 2017. The final results of the stockholders’ vote on each of the matters presented for a vote is set forth below.

1.	The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

	Number of Votes
Director Nominee	For	Against	Abstain	Broker Non-Votes
Gregory R. Dahlberg	112,386,146	1,860,018	309,673	15,330,696
David G. Fubini	112,704,620	1,414,146	437,071	15,330,696
Miriam E. John	112,509,484	1,694,683	351,670	15,330,696
John P. Jumper	110,914,722	3,239,018	402,097	15,330,696
Harry M.J. Kraemer, Jr.	112,353,966	1,691,084	510,787	15,330,696
Roger A. Krone	111,033,588	3,039,376	482,873	15,330,696
Gary S. May	112,628,192	1,448,777	478,868	15,330,696
Surya N. Mohapatra	112,472,740	1,572,286	510,811	15,330,696
Lawrence C. Nussdorf	110,373,996	1,295,644	2,686,197	15,330,696
Robert S. Shapard	113,180,974	853,976	520,887	15,330,696
Susan M .Stalnecker	113,154,179	915,871	485,787	15,330,696
Noel B. Williams	112,800,124	1,276,828	478,885	15,330,696

2.	The proposal to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in our proxy statement was approved based upon the following votes:

Votes for approval	108,864,145
Votes against	4,728,170
Abstentions	963,522
Broker non-votes	15,330,696

3.	The stockholders voted, on an advisory basis, to hold future advisory votes to approve the compensation of our named executive officers as follows:

Votes for 1 Year	98,560,724
Votes for 2 Years	1,358,820
Votes for 3 Years	14,086,478
Votes Abstained	549,815
Broker non-votes	15,330,696

The Board of Directors recommended that stockholders vote to hold future advisory votes to approve the compensation of our named executive officers on an annual basis. Consistent with such recommendation and the strong support for an annual vote as reflected in the above voting results, we will hold future advisory votes to approve the compensation of our named executive officers annually until the next required vote on the frequency of stockholder votes on the compensation of executives (which would be at the 2023 Annual Meeting of Stockholders unless presented earlier).

4.	The proposal to approve, the Amended and Restated 2006 Employee Stock Purchase Plan as disclosed in our proxy statement was approved based upon the following votes:

Votes for approval	113,152,261
Votes against	757,513
Abstentions	646,063
Broker non-votes	15,330,696

5.	The proposal to approve, the 2017 Omnibus Incentive Plan as disclosed in our proxy statement was approved based upon the following votes:

Votes for approval	103,894,043
Votes against	9,687,531
Abstentions	974,263
Broker non-votes	15,330,696

6.
The proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 29, 2017 was approved based upon the following votes:

Votes for approval	128,292,365
Votes against	1,230,780
Abstentions	363,388
Broker non-votes	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May17, 2017	LEIDOS HOLDINGS, INC.

	By:	/s/ Raymond L. Veldman
Raymond L. Veldman
Senior Vice President and Deputy General Counsel